Fees Summary	Dec. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,256,520.05
Previously Paid Amount	0.00
Total Fee Amount	587.83
Total Offset Amount	0.00
Net Fee	$ 587.83